Change in estimate	12 Months Ended
Dec. 31, 2022
Change in estimate [Abstract]
Change in estimate
4.	Change in estimate

Plant and equipment

During the year ended December 31, 2021, Management performed an operational efficiency review of its mining equipment, which resulted in changes in the expected useful life of its Infrastructure assets. Previously estimated with a 4-year useful life, the Infrastructure assets are now estimated to have a useful life of 10 years from the date put into service. The result is a change in estimate and applied prospectively. Notwithstanding any future addition to the Infrastructure assets, the effect of the change in useful life on actual and expected depreciation expense, effective the year ended December 31, 2021, is as follows:

	2021	2022	2023	2024	2025	2026	2027	2028	2029
(Decrease) increase in depreciation expense	(9,826)	(4,672)	2,204	2,688	2,688	2,688	2,686	1,394	149

Change in tax position

During the year ended December 31, 2021, Management determined that the tax treatment for the digital asset revaluation should be accounted for as capital gain in nature. Previously, the Company accounted for the revaluation as part of business income for tax purposes. The result is a change in estimate and applied prospectively. The Company recorded an income tax recovery of $7,213 to other comprehensive income and $2,136 was recorded to profit and loss for the year ended December 31, 2021.